                                                                   ANNUAL REPORT


                                                                        NORTHERN
                                                                      VALUE FUND

MARCH 31,
2002

TRUST NORTHERN FOR A LIFETIME OF INVESTING

                                      [NORTHERN FUNDS (SM) LOGO]

                                                [MANAGED BY NORTHERN TRUST LOGO]

                                [LETTERHEAD]

May 25, 2002

Dear Northern Value Fund Investor:

The fiscal year was marked by unexpected recession, severe volatility and profound tragedy. Despite constant upheaval, however, the American people and its institutions worked in concert to cushion the blows. In Washington, Congress and the Administration agreed on a fiscal stimulus package and began the daunting process of defeating terrorism worldwide. On Wall Street, stock prices rebounded in anticipation of success abroad and economic recovery at home. And on Main Street, investors never lost their faith in America.

As the period began, U.S. stocks had just completed the first year of the first bear market in almost a decade. Although the initial portion of the decline was concentrated in extravagantly priced technology stocks, weakness eventually spread to most industry groups as the economy drifted into recession last spring. Broad market averages were in the process of moving to new lows before the morning of September 11. After financial markets reopened following the terrorist attacks, the final hand of the bear market was quickly played out.

Since then, stock prices have moved higher as the economic picture has brightened. With the onset of the new fiscal year, we have good reason to believe the recession and bear market are over. To be sure, the nation's economic forecast continues to be mixed. On the positive side, a sharp upward revision to fourth-quarter GDP signals that an economic recovery is already underway. With many businesses beginning to rebuild inventories, it is only a matter of time before industrial production picks up, following five consecutive quarters of decline. There also are tentative indications that the long slump in capital spending might be running its course.

But the economic skies are not cloudless. Concerns over accounting issues have raised borrowing costs for some companies and cut off access to funding for others, canceling some of the effects of stimulative monetary policy. Also, businesses and households are burdened with high debt loads remaining from the long economic boom of the 1990s. Those factors could function as a mild headwind on growth over the next few quarters.

With economic activity accelerating, the bull market that began in the painful days following the terrorist attacks is likely to continue. Of course, no one should expect a return to the giddy heights of the late 1990s. We believe, however, that many of the excesses that developed in that period have been expunged. While valuations remain stretched in some portions of the equity market, we are finding many attractive opportunities in which to invest, especially in Old-Economy areas like industrials and basic materials. From a sector standpoint, we are particularly bullish on small- and mid-sized companies, which typically outperform in the early stages of a new business cycle. Foreign markets also stand to benefit as the global economy revives.

The past year has been a difficult and tumultuous time for the nation and its investors. Through it all, Americans have retained their optimism, their faith and their perspective. Now, as in the past, we have no doubt that such resiliency will be handsomely rewarded.

Sincerely,



Orie L. Dudley Jr.
Chief Investment Officer
Northern Trust

--------------------------------------------------------------------------------
   NOT FDIC INSURED                    May lose value / No bank guarantee
--------------------------------------------------------------------------------

                                                                      VALUE FUND

TABLE OF CONTENTS


                                        2    PORTFOLIO MANAGEMENT COMMENTARY

                                        3    STATEMENT OF ASSETS AND LIABILITIES

                                        4    STATEMENT OF OPERATIONS

                                        5    STATEMENT OF CHANGES IN NET ASSETS

                                        6    FINANCIAL HIGHLIGHTS

                                        7    SCHEDULE OF INVESTMENTS

                                        9    NOTES TO THE FINANCIAL STATEMENTS

                                       12   REPORT OF INDEPENDENT AUDITORS

                                       13   TRUSTEES AND OFFICERS

                                NOT FDIC INSURED

                        May lose value/No bank guarantee

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performance of the Fund is compared to the Russell 3000 Value Index. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Northern Funds Distributors, LLC, an independent third party.

                                       NORTHERN FUNDS ANNUAL REPORT 1 VALUE FUND

                                                                      VALUE FUND

PORTFOLIO MANAGEMENT COMMENTARY

VALUE FUND

The last year has taught us that no matter how hard we work on detailed analysis of companies and historical economic trends, each cycle tends to be different. On September 11, 2001 we wrote that notwithstanding the tragedy of the day's events, massive fiscal and monetary stimulus would bring a quicker and stronger recovery than generally anticipated. Economic activity seems to be surpassing even our optimistic assessment, with fourth quarter GDP estimates now pointing toward growth over 1%.

We believe that several factors are at work in explaining the economy's surprising rebound. First, consumers have continued to spend throughout the period of weakness and, with consumer confidence again on the rise, are now poised to push the economy back to more normal growth rates. As suggested by Peter Canelo, the strength seen in the consumer sector is in no small way attributable to the marked decrease in inflation, which has enabled real disposable income to continue moving upward. An additional catalyst came in the form of tax rebates which, while possibly being underestimated in economic surveys, played an important role in maintaining relatively high spending levels. Second, the Fed's aggressive monetary easing and its expansion of the money supply (especially after the events of September 11) unquestionably contributed to the stabilization of the economy. And lastly, it appears that strength in home prices neutralized the gloom of the stock market. In a recent article, economist Robert Samuelson points out that from the end of 1999 until last September household stock wealth declined about $4.4 trillion in value. However, almost half the loss was offset by higher home values, which rose $2 trillion over the same period.

During the period from the Fund's inception on May 30, 2001 through the end of September, the Fund participated in a challenging market. However, positions in consumer staples, retailing and energy helped the Fund outperform the market in the fourth quarter of 2001. Looking forward, notwithstanding the relatively high valuation levels seen in some sectors of the market, we maintain our optimistic outlook. Value stocks have been strong performers over the last two years and, as corporate earnings continue to move ahead, we would expect value to be an attractive area of the market.

FUND MANAGERS

CARL DOMINO
WITH NORTHERN TRUST SINCE 2000

BRUCE HONIG
WITH NORTHERN TRUST SINCE 2000

FUND STATISTICS

INCEPTION DATE: May 30, 2001
TOTAL NET ASSETS: $3.93 million
NET ASSET VALUE: $9.58
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

AVERAGE ANNUAL SINCE INCEPTION  (4.20)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com for the most recent performance information.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                       NORTHERN          RUSSELL 3000 VALUE
                      VALUE FUND              INDEX
5/30/01                $10,000                $10,000
6/30/01                 $9,570                 $9,816
9/30/01                 $7,770                 $8,282
12/31/01                $9,440                 $9,257
3/31/02                 $9,580                 $9,346

The Russell 3000 Value Index is an unmanaged index that tracks the performance of the 3,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values.

                                       NORTHERN FUNDS ANNUAL REPORT 2 VALUE FUND

                                                                      VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 2002

AMOUNTS IN THOUSANDS,                                                       VALUE
EXCEPT PER SHARE DATA                                                        FUND
-------------------------------------------------------------------------------------
ASSETS:

Investments, at amortized cost                                           $      3,521
Investments, at fair value                                               $      3,931
Income receivable                                                                   1
Receivable from investment adviser                                                  2
Prepaid and other assets                                                            6
Total Assets                                                                    3,940
-------------------------------------------------------------------------------------
LIABILITIES:

Accrued investment advisory fees                                                    1
Accrued custody and accounting fees                                                 3
Accrued registration fees and other liabilities                                     2
Total Liabilities                                                                   6
-------------------------------------------------------------------------------------
Net Assets                                                               $      3,934
-------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:

Capital stock                                                            $      3,740
Accumulated net realized losses on investments                                   (216)
Net unrealized appreciation on investments                                        410
Net Assets                                                               $      3,934
-------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE, UNLIMITED AUTHORIZATION)                    411
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE                 $       9.58
-------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 3 VALUE FUND

                                                                      VALUE FUND

STATEMENT OF OPERATIONS                              PERIOD ENDED MARCH 31, 2002

                                                                               VALUE
AMOUNTS IN THOUSANDS                                                          FUND(1)
-------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividend income                                                                   $19
Interest income                                                                     3
   Total Investment Income                                                         22
-------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                                                           23
Administration fees                                                                 4
Custody and accounting fees                                                        41
Transfer agent fees                                                                 2
Registration fees                                                                   1
Professional fees                                                                  20
Trustee fees and expenses                                                           5
Other                                                                               1
-------------------------------------------------------------------------------------
Total Expenses:                                                                    97

   Less voluntary waivers of investment advisory fees                              (1)
   Less expenses reimbursed by investment adviser                                 (70)
   Net Expenses                                                                    26
-------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                (4)
-------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized losses on:

   Investments                                                                   (216)
Net change in unrealized appreciation on investments                              410
   Net Gains on Investments                                                       194
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $190
-------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON MAY 30, 2001.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 4 VALUE FUND

                                                                      VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS                 FOR THE PERIOD ENDED MARCH 31

                                                                               VALUE
                                                                                FUND
AMOUNTS IN THOUSANDS                                                          2002(1)
-------------------------------------------------------------------------------------
OPERATIONS:

Net investment loss                                                               $(4)
Net realized losses on investments                                               (216)
Net change in unrealized appreciation on investments                              410
   Net Increase in Net Assets Resulting from Operations                           190
-------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Shares sold                                                                     4,522
Shares redeemed                                                                  (778)
   Net Increase in Net Assets Resulting from Capital Share Transactions         3,744
-------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                    3,934

NET ASSETS:

End of period                                                                  $3,934
-------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS                                      $-
-------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON MAY 30, 2001.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 5 VALUE FUND

                                                                      VALUE FUND

FINANCIAL HIGHLIGHTS                               FOR THE PERIOD ENDED MARCH 31

                                                                           VALUE FUND
SELECTED PER SHARE DATA                                                      2002(3)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss                                                             (0.01)
Net realized and unrealized loss                                                (0.41)
   Total Loss from Investment Operations                                        (0.42)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $9.58
-------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                 (4.20)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of Period                                        $3,934
Ratio to average net assets of:(2)
   Expenses, net of waivers and reimbursements                                   1.10%
   Expenses, before waivers and reimbursements                                   4.13%
   Net investment loss, net of waivers and reimbursements                       (0.17)%
   Net investment loss, before waivers and reimbursements                       (3.20)%
Portfolio turnover rate                                                         50.07%
-------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3) COMMENCED INVESTMENT OPERATIONS ON MAY 30, 2001.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 6 VALUE FUND

                                                                      VALUE FUND

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2002

VALUE FUND

                                                                    NUMBER       VALUE
                                                                  OF SHARES      (000S)
------------------------------------------------------------------------------------------
COMMON STOCKS-97.9%
APPAREL - 2.1%
   Liz Claiborne, Inc.                                                2,920         $   83
------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 2.1%
   Cooper Tire & Rubber Co.                                           3,900             84
------------------------------------------------------------------------------------------
BANKS - 4.1%
   KeyCorp                                                            3,080             82
   Wilmington Trust Corp.                                             1,180             80
------------------------------------------------------------------------------------------
                                                                                       162
------------------------------------------------------------------------------------------
CHEMICALS - 1.9%
   Valspar Corp.                                                      1,600             75
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.7%
   Cendant Corp.*                                                     3,600             69
   Pre-Paid Legal Services, Inc.*                                     2,670             76
------------------------------------------------------------------------------------------
                                                                                       145
------------------------------------------------------------------------------------------
COMPUTERS - 1.7%
   Network Appliance, Inc.*                                           3,190             65
------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.9%
   Gillette Co.                                                       2,180             74
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.0%
   Merrill Lynch & Co., Inc.                                          1,450             80
   Morgan Stanley Dean Witter & Co.                                   1,320             76
------------------------------------------------------------------------------------------
                                                                                       156
------------------------------------------------------------------------------------------
ELECTRONICS - 5.8%
   Arrow Electronics, Inc.*                                           2,540             71
   Flextronics International Ltd.*                                    4,340             79
   Vishay Intertechnology, Inc.*                                      3,790             77
------------------------------------------------------------------------------------------
                                                                                       227
------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 2.1%
   McDermott International, Inc.*                                     5,240             82
------------------------------------------------------------------------------------------
FOOD - 10.2%
   Albertson's, Inc.                                                  2,330             77
   Archer-Daniels-Midland Co.                                         5,078             71
   Dean Foods Co.*                                                    1,060             80
   Fleming Cos., Inc.                                                 3,950             88
   Smithfield Foods, Inc.*                                            3,320             87
------------------------------------------------------------------------------------------
                                                                                       403
------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 2.0%
   Patterson Dental Co.*                                              1,830             80
------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 7.9%
   Apria Healthcare Group, Inc.*                                      3,060             75
   Health Management Associates, Inc., Class A*                       4,050             84
   Impath, Inc.*                                                      1,780             73
   Trigon Healthcare, Inc.*                                           1,080         $   80
------------------------------------------------------------------------------------------
                                                                                       312
------------------------------------------------------------------------------------------
INSURANCE - 10.5%
   Lincoln National Corp.                                             1,570             80
   MGIC Investment Corp.                                              1,230             84
   Protective Life Corp.                                              2,590             81
   Prudential Financial, Inc.*                                        2,340             73
   RLI Corp.                                                          1,690             87
   Travelers Property Casualty Corp., Class A*                          500             10
------------------------------------------------------------------------------------------
                                                                                       415
------------------------------------------------------------------------------------------
INTERNET - 4.7%
   Freemarkets, Inc.*                                                 3,080             71
   i2 Technologies, Inc.*                                            11,170             56
   Internet Security Systems, Inc.*                                   2,430             56
------------------------------------------------------------------------------------------
                                                                                       183
------------------------------------------------------------------------------------------
LEISURE TIME - 3.8%
   Callaway Golf Co.                                                  3,890             75
   Royal Caribbean Cruises Ltd.                                       3,300             74
------------------------------------------------------------------------------------------
                                                                                       149
------------------------------------------------------------------------------------------
LODGING - 2.2%
   Mandalay Resort Group*                                             2,780             85
------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 2.1%
   Dover Corp.                                                        1,980             81
------------------------------------------------------------------------------------------
MEDIA - 3.6%
   AOL Time Warner, Inc.*                                             2,200             52
   Scripps (E.W.) Co., Class A                                        1,110             91
------------------------------------------------------------------------------------------
                                                                                       143
------------------------------------------------------------------------------------------
OIL & GAS - 6.6%
   Devon Energy Corp.                                                 1,970             95
   Ensco International, Inc.                                          2,940             89
   Phillips Petroleum Co.                                             1,230             77
------------------------------------------------------------------------------------------
                                                                                       261
------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.0%
   BJ Services Co.*                                                   2,260             78
------------------------------------------------------------------------------------------
PHARMACEUTICALS - 5.4%
   Cima Labs, Inc.*                                                   1,990             53
   Express Scripts, Inc.*                                             1,570             91
   Perrigo Co.*                                                       5,880             70
------------------------------------------------------------------------------------------
                                                                                       214
------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 7 VALUE FUND


                                                                      VALUE FUND

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2002

VALUE FUND

                                                                   NUMBER        VALUE
                                                                  OF SHARES      (000S)
------------------------------------------------------------------------------------------
PIPELINES - 2.0%
   Equitable Resources, Inc.                                          2,260         $   79
------------------------------------------------------------------------------------------
SAVINGS & LOANS - 1.9%
   Greenpoint Financial Corp.                                         1,740             76
------------------------------------------------------------------------------------------
SEMICONDUCTORS - 2.2%
   Atmel Corp.*                                                       8,390             85
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.4%
   Avanex Corp.*                                                     12,450             50
   Williams Communications Group, Inc.*                              32,930              5
------------------------------------------------------------------------------------------
                                                                                        55
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
------------------------------------------------------------------------------------------
(COST $3,442)                                                                        3,852

                                                                  PRINCIPAL
                                                                   AMOUNT        VALUE
                                                                   (000S)        (000S)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.0%
   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                               $    79                79
------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------
(COST $79)                                                                              79
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
------------------------------------------------------------------------------------------
(COST $3,521)                                                                        3,931
   Other Assets less Liabilities - 0.1%                                                  3
------------------------------------------------------------------------------------------
NET ASSETS-100%                                                                     $3,934

*  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                       NORTHERN FUNDS ANNUAL REPORT 8 VALUE FUND

                                                                      VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS                                 MARCH 31, 2002

1. ORGANIZATION
Northern Funds (the "Trust") is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Value Fund (the "Fund") is a separate, diversified investment portfolio of the Trust. The Fund maintains its own investment objective.

Northern Trust Investments, Inc. ("NTI"), a subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser of the Fund. Northern Trust serves as custodian, fund accountant, and transfer agent to the Fund. In addition, NTI and PFPC, Inc. ("PFPC") serve as co-administrators to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP". The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are generally valued at the regular trading session closing price on the exchange or in the market where such secuities are primarily traded. If any such security is not traded on a valuation date, it is valued at the current quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the current quoted bid price. U.S. Government and other fixed income securities, however, may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last exchange or other designated time. Shaers of investment companies are valued at the settlement price as established by the exchange on which they are traded. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Fund's official closing net asset value. The Fund reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

B) FUTURES CONTRACTS - The Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statement of Operations reflects gains and losses as realized for closed futures contracts and as unrealized for open futures contracts. The Fund has no futures contracts outstanding as of March 31, 2002.

C) OPTIONS CONTRACTS - The Fund may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund

                                       NORTHERN FUNDS ANNUAL REPORT 9 VALUE FUND

                                                                      VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS                                 MARCH 31, 2002

could result in the Fund selling or buying a security or currency at a price different from the current market value.

D) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

E) EXPENSES - The Fund is charged for those expenses that are directly attributable to the Fund. Expenses that are not directly attributable to the Fund are typically allocated among the other Northern Funds in proportion to their relative net assets.

F) DISTRIBUTION TO SHAREHOLDERS - Dividends from net investment income, if any, are declared annually and paid annually. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains (and losses). Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Fund's capital accounts.

For the period subsequent to October 31, 2001 through the fiscal year end, the Fund incurred net capital losses of $82,915 for which it intends to treat as having been incurred in the following fiscal year.

G) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the taxable income and capital gains to the shareholders.

At March 31, 2002, the capital loss carryforward for U.S. Federal income tax purposes is $115,955 and expires on March 31, 2010. These losses can be used to offset future capital gains.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to the Fund's daily net assets. For the period ended March 31, 2002, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statement of Operations. The investment adviser also reimbursed the Fund as shown on the accompanying Statement of Operations to adhere to the expense limitations presented as follows:

----------------------------------------------------------------
                    ANNUAL          ADVISORY
                   ADVISORY        FEES AFTER          EXPENSE
                     FEES           WAIVERS          LIMITATIONS
----------------------------------------------------------------
   VALUE FUND         1.00%           0.95%              1.10%
----------------------------------------------------------------

The waivers and reimbursements described above are voluntary and may be terminated at any time.
Northern Funds has a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with Northern Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of the Fund's daily net assets

4. BANK LOANS
The Trust maintains a $50,000,000 revolving bank credit line liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above the NIBOR (New York Interbank Offering Rate).

5. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short term investments, for the Fund, for the period ended March 31, 2002 were as follows:

AMOUNTS IN THOUSANDS

------------------------------------------------------------------------------------
                             PURCHASES                         SALES
                                U.S.            PURCHASES       U.S.         SALES
                             GOVERNMENT           OTHER      GOVERNMENT      OTHER
------------------------------------------------------------------------------------
   VALUE FUND                     $ -              $4,986        $ -          $1,328
------------------------------------------------------------------------------------

At March 31, 2002, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

AMOUNTS IN THOUSANDS

-------------------------------------------------------------------------------------------
                            UNREALIZED        UNREALIZED          NET         COST BASIS OF
                           APPRECIATION      DEPRECIATION     APPRECIATION     SECURITIES
-------------------------------------------------------------------------------------------
   VALUE FUND                   $532             $(139)            $393            $3,537
-------------------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS
Transactions of shares of the Fund for the period ended March 31, 2002 were as follows:

AMOUNTS IN THOUSANDS

------------------------------------------------------------------------------------------
                                          REINVESTMENT
                               SOLD       OF DIVIDENDS          REDEEMED      NET INCREASE
------------------------------------------------------------------------------------------
   VALUE FUND                   507             -                   96             411
------------------------------------------------------------------------------------------

                                      NORTHERN FUNDS ANNUAL REPORT 10 VALUE FUND

                                                                      VALUE FUND

REPORT OF INDEPENDENT AUDITORS

TO THE VALUE FUND
SHAREHOLDERS AND BOARD
OF TRUSTEES:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Value Fund, one of the portfolios comprising the Northern Funds (a Delaware business trust), as of March 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the period from May 30, 2001 (commencement of operations) to March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by physical examination of the securities held by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Fund, one of the portfolios comprising the Northern Funds, as of March 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the period from May 30, 2001 (commencement of operations) to March 31, 2002, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP
Chicago, Illinois
May 2, 2002

                                      NORTHERN FUNDS ANNUAL REPORT 11 VALUE FUND

                                                                      VALUE FUND

TRUSTEES AND OFFICERS                                             MARCH 31, 2002

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex-- 33 for Northern Funds and 22 for Northern Institutional Funds. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                    OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 HELD BY TRUSTEE
-----------------------   ---------------------------------------------------------    -------------------------
Richard G. Cline          - Chairman and Director, Hawthorne Investors, Inc. (a        - PepsiAmericas;
Age 67                      management  advisory services and private investment       - Whitman Corporation
Trustee since 2000          company) since 1996;                                         (a diversified holding
                          - Managing Partner, Hawthorne Investments, L.L.C. (a           company)
                            management advisory services and private investment        - Kmart Corporation
                            company) since 2001;                                         (a retailing company);
                          - Chairman and Director of Hussman International, Inc. (a    - Ryerson Tull, Inc.
                            refrigeration company) from 1998 to 2000;                    (a metals distribution
                          - Chairman, President and CEO of NICOR Inc. (a                 company).
                            diversified public utility holding company) from 1995
                            to 1996, and President from 1992 to 1993;
                          - Chairman, Federal Reserve Bank of Chicago from 1992
                            to 1995; and Deputy Chairman from 1995 to 1996.

Edward J. Condon, Jr.     - Chairman and CEO of The Paradigm Group, Ltd. (a            - None
Age 61                      financial adviser) since 1993;
Trustee since 2000        - Principal and Co-Founder of Paradigm Capital since
                            1993;
                          - Senior Partner of NewEllis Ventures since 2001;
                          - Member of Advisory Board of Real-Time USA,
                            Inc. (a software development company);
                          - Member of the Board of Managers of The Liberty
                            Hampshire Company, LLC (a receivable securitization
                            company);
                          - Director of University Eldercare, Inc. (an Alzheimer's
                            disease research and treatment company);
                          - Director of Financial Pacific Company (a small business
                            leasing company);
                          - Trustee, Dominican University.

William J. Dolan, Jr.     - Partner of Arthur Andersen & Co. S.C. (an accounting       - None
Age 69                      firm) from 1966 to 1989.
Trustee since 1994        - Financial Consultant, Ernst & Young LLP
                            (an accounting firm) from 1992 to 1993 and 1997.

Sharon Gist Gilliam       - Executive Vice President, Unison-Maximus, Inc.             - None
Age 49                      (aviation and governmental consulting);
Trustee since 2001        - Director of Town and Country Utilities, Inc.;
                          - Director of Unison Consulting Group, Inc. until May
                            1999.

Sandra Polk Guthman       - President and CEO of Polk Bros. Foundation (an Illinois    - MB Financial Corp.
Age 58                      not-for-profit corporation) from 1993 to present.            (a municipal bond
Trustee since 2000                                                                       insurance company)
                                                                                         1999-2000.

Richard P. Strubel        - President, Chief Operating Officer and Director of         - Gildan Activewear,
Age 62                      Unext Inc. (a provider of educational services via the       Inc. (an athletic
Trustee since 2000          Internet) since 1999;                                        clothing marketing
                          - Director, Cantilever Technologies (a private software        and manufacturing company);
                            company) since 1999;                                       - Goldman Sachs
                          - Trustee, The University of Chicago since 1987;               Mutual Fund Complex
                          - Managing Director of Tandem Partners, Inc. (a privately      (69 portfolios).
                            held management services firm) until 1999.

                                      NORTHERN FUNDS ANNUAL REPORT 12 VALUE FUND

                                                                      VALUE FUND

TRUSTEES AND OFFICERS (CONTINUED)                                 MARCH 31, 2002

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                     OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS              HELD BY TRUSTEE
----------------------------  --------------------------------------------------------  -----------------------------
Raymond E. George, Jr.(3)     - Senior Vice President and Senior Fiduciary Officer      - None
Age 71                          of The Northern Trust Company from 1990 to 1993.
Trustee since 1994

Michael E. Murphy(3)          - President of Sara Lee Foundation (philanthropic         - Coach, Inc.;
Age 65                          organization) from 1997 to 2001;                        - Payless Shoe Source, Inc.
Trustee since 1998            - Vice Chairman and Chief Administrative Officer of         (a retail shoe store
                                Sara Lee Corporation (a consumer product company)         business);
                                from 1994 to 1997.                                      - GATX Corporation
                                                                                          (a railroad holding
                                                                                          company).
                                                                                        - Bassett Furniture
                                                                                          Industries, Inc. (a
                                                                                          furniture manufacturer).

Mary Jacobs Skinner, Esq.(3)  - Partner in the law firm of Sidley Austin Brown          - None
Age 44                          & Wood.
Trustee since 1998

Stephen Timbers(3)            - Director, President and Chief Executive Officer of      - USFreightways Corporation.
Age 57                          Northern Trust Investments, Inc. since 2001;
Trustee since 2000            - President of Northern Trust Global Investments, a
                                division of Northern Trust Corporation and Executive
                                Vice President, The Northern Trust Company since 1998;
                              - President, Chief Executive Officer and Director of
                                Zurich Kemper Investments (a financial services
                                company) from 1996 to 1998;
                              - President, Chief Operating Officer and Director of
                                Kemper Corporation (a financial services company)
                                from 1992 to 1996;
                              - President and Director of Kemper Funds (a
                                registered investment company) from 1990 to 1998.

(1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O LLOYD WENNLUND, THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, CHICAGO, IL 60675.

(2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

(3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. GEORGE AND MR. MURPHY ARE DEEMED TO BE "INTERESTED" TRUSTEES BECAUSE THEY OWN SHARES OF NORTHERN TRUST CORPORATION, MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND MR.TIMBERS BECAUSE HE IS AN OFFICER, DIRECTOR, EMPLOYEE AND SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.

                                      NORTHERN FUNDS ANNUAL REP0RT 13 VALUE FUND

                                                                      VALUE FUND

TRUSTEES AND OFFICERS (CONTINUED)                                 MARCH 31, 2002

OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
FUNDS OFFICER                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------------  ---------------------------------------------------------------------------
Lloyd A. Wennlund              - Senior Vice President and Director of Northern Trust Investments, Inc.
Age 44                           since 2001;
50 South LaSalle Street        - Senior Vice President and other positions at The Northern Trust Company,
Chicago, IL 60675                President of Northern Trust Securities, Inc., and Managing Executive,
President since 2000             Mutual Funds for Northern Trust Global Investments since 1989.

Eric K. Schweitzer             - Senior Vice President at Northern Trust Investments, Inc. since 2000 and
Age 40                           Senior Vice President at The Northern Trust Company and the Director of
50 South LaSalle Street          Distribution, Product Management and Client Services in the Mutual Fund
Chicago, IL 60675                Group of Northern Trust Global Investments since 2000;
Vice President since 2000      - Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                   - Senior Vice President and Department Head at The Northern Trust Company
Age 40                           overseeing Fund Accounting, Transfer Agent and Fund Administration
50 South LaSalle Street          functions, Division Manager of Fund Accounting, 1992-1998;
Chicago, IL 60675              - Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.
Treasurer since 2002

Brian R. Curran                - Vice President and Director of Fund Administration at PFPC Inc. since
Age 34                           1997;
4400 Computer Drive            - Director of Fund Administration at State Street Bank & Trust Company
Westborough, MA 01581            from February 1997 to October 1997;
Vice President and Assistant   - Senior Auditor at Price Waterhouse LLP (an accounting firm) prior
Treasurer since 1999             thereto.

Stuart Schuldt                 - Vice President, Fund Administration, The Northern Trust Company;
Age 40                         - Vice President, Fund Accounting, Scudder Kemper (a mutual fund company),
50 South LaSalle Street          from 1993 to 1998;
Chicago, IL 60675              - Audit Manager, Arthur Andersen & Co., (an accounting firm) prior thereto.
Assistant Treasurer
since 2002

Jeffrey A. Dalke, Esq.         - Partner in the law firm of Drinker Biddle & Reath LLP.
Age 51
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 1993

Linda J. Hoard, Esq.           - Vice President at PFPC Inc. since 1998;
Age 54                         - Attorney Consultant for Fidelity Management & Research (a financial
4400 Computer Drive              service company), Investors Bank & Trust Company (a financial service
Westborough, MA 01581            provider) and First Data Investors Services Group, Inc. prior thereto.
Assistant Secretary
since 1999

(1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

                                      NORTHERN FUNDS ANNUAL REP0RT 14 VALUE FUND

(C) 2002 Northern Trust Corporation. Northern Funds Distributors, LLC, an independent third party.

                  50 South LaSalle Street
                  P.O. Box 75986
                  Chicago, Illinois 60675-5986
                  800/595-9111
                  northernfunds.com

[NORTHERN FUNDS(SM) LOGO]

[MANAGED BY NORTHERN TRUST LOGO]